Subsequent Events	9 Months Ended
Sep. 30, 2022
Subsequent Events [Abstract]
Subsequent events	SUBSEQUENT EVENTS
Sale of our investment in listed equity securities

In November 2022, we sold 6.3 million shares of our NFE shares raising net proceeds of $332.4 million. The proceeds are earmarked for potential FLNG growth projects. Following the sale of such NFE Shares, our remaining equity holding in NFE approximately 2.9% or 6.1 million shares.

Sale of CoolCo shares

In November 2022, we sold 8.0 million of our CoolCo shares, raising net proceeds of $97.9 million. The proceeds are earmarked for potential FLNG growth projects. Following the sale of CoolCo shares, our remaining equity holdings in CoolCo is approximately 8.3% or 4.5 million shares. We have entered into a lock up undertaking with CoolCo, following its equity offering in November 2022, which prevents us from any further sale of our remaining CoolCo shares within 30 days from the first day of trading of the newly issued CoolCo shares. The lock up expires in December 2022.

Share Repurchase Program

In November 2022, we repurchased 81,639 of our common shares under the share repurchase program approved in February 2021, at a total cost of $1.9 million at an average share price of $23.47, inclusive of related fees.

Hygo performance guarantee

In November 2022, the performance guarantee of $1.5 million provided to the senior lenders of CELSE in connection with the disposal of Hygo was released.